Exhibit 10.8

March 30, 2012

SunAmerica Annuity and Life Assurance Company

c/o SunAmerica Life Insurance Companies

21650 Oxnard Street, MS 6-9

Woodland Hills, CA 91367

Attention:  Scott Gillis

SAFG Retirement Services, Inc.

1 SunAmerica Center, 37th Floor

Los Angeles, CA 90067

Attention:  General Counsel

Ladies and Gentlemen:

Reference is made to that certain Unconditional Capital Maintenance Agreement dated as of March 30, 2011 (the “Capital Maintenance Agreement”) by and between American International Group, Inc. and SunAmerica Annuity and Life Assurance Company (the “Company”).  Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Capital Maintenance Agreement.

Pursuant to paragraph 3 of the Capital Maintenance Agreement, the undersigned parties hereby agree that effective as of March 30, 2012, the Specified Minimum Percentage shall equal 435%.  Accordingly, Schedule 1 to the Capital Maintenance Agreement shall be restated as follows:

“The Specified Minimum Percentage shall equal 435% of the Company’s Company Action Level RBC.”

Yours sincerely,

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David L. Herzog
Name: David L. Herzog
Title: Executive Vice President and
Chief Financial Officer

Acknowledged and agreed:

SUNAMERICA ANNUITY AND LIFE

ASSURANCE COMPANY

By:	/s/ Michael J. Akers
Name: Michael J. Akers
Title: Senior Vice President